                       NATIONWIDE VALUE OPPORTUNITIES FUND
                   Prospectus Supplement dated March 27, 2000
      to Prospectus dated January 3, 2000 (as amended on February 9, 2000)


The disclosure on Page 3 of the Nationwide Value Opportunities Fund Prospectus is hereby amended to reflect that:

Effective March 27, 2000, the Russell 2000 Index will become the benchmark index for the Nationwide Value Opportunities Fund (the "Fund"). The Fund's management team has decided to change the Fund's benchmark index (from the Russell 2500 Index) because the Russell 2000 Index more closely matches the securities in which the Fund invests.

The Fund intends to pursue its investment objective by investing, under normal market conditions, at least 65% of its total assets in equity securities of companies whose market capitalizations at the time of investment are similar to those of companies in the Russell 2000 Index.

The Russell 2000 Index, published by the Frank Russell Company, is an index consisting of approximately 2,000 companies - known as "small cap" companies - which have small market capitalizations relative to the market capitalizations of other U.S. companies. On December 31, 1999, the companies in the Russell 2000 Index had market capitalizations that ranged from $100 million to $13 billion. The Frank Russell Company updates the market capitalization range for the Russell 2000 Index annually.

As a result of the benchmark index change, the disclosure on Page 7 of the Nationwide Value Opportunities Fund Prospectus has also been amended:

LOOMIS SAYLES SMALL CAP VALUE FUND -
INSTITUTIONAL SHARES

                                                ANNUALIZED        RUSSELL 2000
                                               TOTAL RETURN           INDEX
1 year ended December 31, 1999                     0.37%              21.26%

Period from July 1, 1995 until
  December 31, 1999                               15.61%              15.21%

Included for comparison are performance figures of the Russell 2000 Index, an unmanaged index that measures the performance of equity securities similar, but not identical, to those in the Fund's portfolio.


           INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE PROSPECTUS
                              FOR FUTURE REFERENCE.